Financial Adviser:

After the returns table below, you should see either a blank box or a button that says "View Presentation." Simply click on the box or "View Presentation" button and the content should open. If you experience any difficulty in opening the content, please let us know and we will get you set up correctly.

If you do not see the box, scroll down to the bottom where there is an active link, or you can manually copy the link and paste it into your web browser. If you need assistance, please don't hesitate to contact us.

Gateway Fund
Average Annual Total Returns
As of April 30, 2007

One Year 9.40%
Five Years 6.58%
Ten Years 6.79%
From January 1, 1988 9.13%

Maximum Sales Charge 0.00%
Expense Ratio * 0.95%

* As of December 31, 2006 per the current prospectus dated May 2, 2007.

Average Annual Total Returns
As of March 31, 2007

One Year 9.29%
Five Years 5.76%
Ten Years 6.86%
From January 1, 1988 9.10%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

To view the Portable Document Format file (PDF), download a free Acrobat Reader from the Adobe site here.

This is an advertisement. To unsubscribe from future e-mails, either simply press the "Reply" button and type in "Opt Out" or e-mail jmarko@gia.com that you do not wish to receive further e-mails.

If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	MAY 3, 2007
SUBJECT:	GATEWAY FUND CONTINUES UPWARD TREND IN APRIL

•	AGAINST A BACKDROP OF A RISING EQUITY MARKET, GATEWAY FUND RETURNS 1.34% IN APRIL

•	EQUITY INVESTORS RESPOND TO CORPORATE EARNINGS STRENGTH AS THE S&P 500 INDEX GAINS 4.43% IN APRIL

•	BOND INVESTORS ANTICIPATE STABLE SHORT-TERM INTEREST RATES AS THE LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX EARNS 0.48% FOR THE MONTH

•	VISIT US ON THE WEB AT www.gatewayfund.com

	MONTH OF APRIL	YEAR-TO-DATE AS OF APRIL 30, 2007
GATEWAY FUND	1.34%	3.82%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.48%	2.08%
S&P 500 Index	4.43%	5.10%

APRIL 2007

As evidence mounted that economic growth was slowing, the Federal Reserve Board signaled a stabilization of interest rates. With the threat of rising interest rates receding, investors were able to focus on a surfeit of favorable corporate earnings reports and employment statistics leading broad-based stock indexes upward. The Gateway Fund delivered a total return of 1.34%. The relatively higher levels of volatility that prevailed in February and March benefited the Fund’s option premiums earned in April.

•
Continued pressure on the housing market, near-record declines of existing home sales and the return of $3 per gallon gasoline combined to reduce the rate of economic growth. Stock investors, however, focused on favorable corporate earnings, driving the popular Dow Jones Industrial Average to new all-time highs and the S&P 500 Index close to its all-time high of 1527, gaining 4.43% for the month.

•
Bonds benefited as evidence of slower economic growth took pressure off the Federal Reserve Board. Moreover, favorable corporate earnings and robust employment growth served to increase tax receipts and, therefore, reduced deficit projections. Bonds improved as the Lehman Brothers U. S. Intermediate Government/Credit Bond Index earned a total return of 0.48% in April.

•
As of April 30, 2007, the Fund was fully hedged with index call options at an average strike price of more than 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 10.0% and 12.5% out-of-the-money.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND CONTINUES UPWARD TREND IN APRIL
DATE:	MAY 3, 2007
PAGE:	TWO

YEAR-TO-DATE AS OF APRIL 30, 2007

Through the first four months of 2007, early uncertainty regarding the future course of interest rates has given way to enthusiasm over the strength of corporate profits. Cash flow from hedging transactions and rising stock prices have allowed the Fund to add to solid first quarter performance and deliver a total return of 3.82% for the four-month period ended April 30, 2007. Option premiums and market volatility, while moderately improved, remained below their historic averages.

•
As stock investors refocused on corporate earnings, the first quarter’s malaise was reversed in a burst of enthusiasm. The strong stock market rally in April boosted what had been a relatively weak first quarter for the S&P 500 Index. For the four months ended April 30, 2007, the S&P 500 Index delivered a total return of 5.10%. Once again the stock market reminded investors that its strong returns may come at any time.

•
Bond investors continue to be driven by short-term interest rate expectations. For the year-to-date, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index earned a total return of 2.08%. This return is just slightly above the coupon return, exhibiting little change in either interest rate expectations or in the inverted yield curve that has prevailed in 2007.

•
On balance, the year-to-date return enjoyed by Gateway Fund investors has shown steady progress even as the Fund’s hedging strategy has remained vigilant against downside surprises. Delivering consistent returns and low investment volatility remain distinctive characteristics of the Fund.

AVERAGE ANNUAL TOTAL RETURNS as of April 30, 2007
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
One Year	9.40%	6.60%	15.24%
Three Years	8.29%	3.59%	12.25%
Five Years	6.58%	4.66%	8.54%
Ten Years	6.79%	5.91%	8.04%
Since 1/1/88	9.13%	7.01%	12.20%

Maximum Sales Charge	0.00%
Expense Ratio *	0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND CONTINUES UPWARD TREND IN APRIL
DATE:	MAY 3, 2007
PAGE:	THREE

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2007
Gateway Fund
One Year	9.29%
Three Years	7.66%
Five Years	5.76%
Ten Years	6.86%
Since 1/1/88	9.10%

RISK/RETURN COMPARISON January 1, 1998 — April 30, 2007
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
Return	9.13%	7.01%	12.20%
Risk*	5.88%	3.26%	13.60%

* standard deviation of monthly total returns

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND CONTINUES UPWARD TREND IN APRIL
DATE:	MAY 3, 2007
PAGE:	FOUR

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441